Exhibit 99.2

Investor Presentation | Fourth Quarter 2024

+ Investor Presentation | 4Q24 Forward-Looking Statements 2 This presentation contains forward-looking statements, including statements regarding the Company’s turnaround and transformation; the Company's outlook for 2025 including, among others: reported, adjusted and constant currency revenue; reported and adjusted gross margin; reported and adjusted operating margin; reported and adjusted net earnings; effective tax rate; reported and adjusted diluted earnings per share; diluted weighted average shares; as well as statements regarding the strength of the Company’s focused portfolio and investments to support its brands and strategic initiatives. and the effect of currency headwinds. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and direct-to-consumer markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain and capacity constraints, production and distribution disruptions, including service interruptions at shipping and receiving ports, reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufacturers, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s direct-to-consumer operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; legal compliance and litigation risks, including with respect to with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and environmental effects on human health; risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, including Sweaty Betty®; risks related to stockholder activism; the risk of impairment to goodwill and other intangibles; the success of the Company's restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements whether as a result of new information, future events or otherwise. Any standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation or prospect can or will be achieved.

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

Overview

$1.75B FY24 Adjusted Revenue[1]

+507% FY24 vs. FY23 Adjusted EPS[1]

+154% FY24 Total Shareholder Return[2]

BRANDS

Performance footwear and apparel brands with significant lifestyle wearing occasion opportunity


FY24 Revenue
Merrell
Saucony
Sweaty Betty
Wolverine
Other

MARKETS

Global business diversified across all key markets around the world


FY24 Revenue (Outer) | FY24 Pairs (Inner)
US
EMEA
Asia Pacific
Latin America
Canada

CHANNELS

Balanced distribution with strong wholesale and distributor partnerships complemented by DTC business


FY24 Revenue
Wholesale & Distributors
DTC eCom
DTC Stores

1. Adjusted Revenue and Adjusted EPS are non-GAAP measures. For reconciliations to the most comparable GAAP measures, see pages 20 – 25.
2. Total Shareholder Return is for full year 2024. Total Shareholder Return is calculated as follows: TSR = ((end of year price – start of year price) + dividends) / start of year price

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WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

Driving an Inflection

In 2024, we stabilized the business, drove significant progress in transforming the organization to win in today's marketplace, and positioned our brands for an inflection growth – which we achieved in 4Q24. In 2025, we expect to begin to accelerate our growth as a Company.

2024

REVENUE

Established a more profitable base from which to grow – starting with inflection in 4Q24

- Rationalized the portfolio
- Converted inefficient business models
- Discontinued low-margin sales


Adjusted Revenue YoY Change[1]
1Q24
2Q24
3Q24
4Q24
-24.5%
-18.4%
-7.0%
3.0%

Adjusted Revenue[1]
$1.75B
in FY24

PROFIT

Expanded profitability to bolster earnings and enable enhanced investment going forward

- Increased gross margin due in part to healthier sales mix
- Stabilized the Company and exited low-margin businesses, leading to improved profitability and 360bps of operating margin expansion versus 2023


Adjusted Gross Margin[1]
40.7%
39.9%
44.6%
2022
2023
2024

Adjusted EPS[1]
+507%
$0.91 in FY24

BALANCE SHEET

Strengthened the balance sheet to establish healthier financial footing

- Reduced net debt $246M in 2024 – cutting net debt by more than half in 24 months
- Lowered inventory by $133M in 2024 – reducing it by more than 50% in 24 months


Net Debt ($M)
$1,027
$742
$496
YE '22
YE '23
YE '24

Net Debt
–52%
YE '24 vs YE '22

2025[2]

2025 Revenue Guidance
+2.5% to +4.3%
$1.795B to $1.825B
C$[3]: **+4.7% to +6.5%**

2025 Adjusted EPS[1] Guidance
+16% to +32%
$1.05 to $1.20
C$[3]: **+25% to +41%**

1. Adjusted Revenue, Adjusted Gross Margin, Adjusted EPS, and constant currency change are non-GAAP measures. For reconciliations to the most comparable GAAP measures, see pages 20 – 25.
2. Comparable results from 2024 for our ongoing business exclude the financial impact of Sperry which was sold in January 2024.
3. C$ denotes constant currency

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+ Investor Presentation | 4Q24 Shareholder Value Creation Model 5 Over time, the Company aspires to deliver top-quartile total shareholder return as follows: Total Shareholder Return Targeting consistent top-quartile TSR Organic Revenue Growth Mid-to High-Single-Digit Growth Profitability Gross Margin: 45% - 47% Operating Margin: Mid-teens Cash Flow from Operations > $150M per year FINANCIAL ASPIRATION RESULTING SHAREHOLDER RETURN Dividend Yield 1.0% to 2.0% EPS Growth Resulting from revenue growth and strong profit flow through Dividend Payout Capital Expenditure Debt Paydown Growth Investments CAPITAL ALLOCATION

+ Investor Presentation | 4Q24 6 Key Strategic Advantages ATTRACTIVE MARKETS Our brands are positioned in attractive performance categories aligned to consumer macro trends with significant opportunity to penetrate broader lifestyle wearing occasions AUTHENTIC, INNOVATIVE BRANDS Our brands possess deep authenticity and product design and innovation credibility EXTENSIVE GLOBAL DISTRIBUTION NETWORK Our brands are marketed in 170 countries and territories via a network of compelling direct-to-consumer experiences, leading retailers, and best-in-class distributor partners

+ Investor Presentation | 4Q24 7 Strategic Advantages: Attractive Markets Our brands possess authenticity in attractive performance categories with significant opportunity to penetrate broader lifestyle wearing occasions Running Footwear $40B Outdoor Performance Footwear $20B Women’s Activewear $80B Athletic Lifestyle Footwear +$150B Work Lifestyle Footwear +$20B Work Footwear $20B Outdoor Lifestyle Footwear +$30B 1. Estimated market size based on Circana and Euromonitor 2024 data and Company estimates MARKET OPPORTUNITY (Size of circles represents estimated global market size1 )

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

Strategic Advantages: Authentic, Innovative Brands


MERRELL
Global outdoor performance and lifestyle brand
Est. 1983
Category Share Leader
#1 Hike[1]


saucony
Original running brand with renowned innovation
Est. 1898
Category Share Leader
Top 10 Run[1]


SWEATY BETTY
Premium women's activewear brand
Est. 1998


WOLVERINE
Original work brand with trusted comfort technology
Est. 1883
Category Share Leader
#1 Work Boots[1]


SpeedARC Surge BOA®
Time's Best Inventions & ISPO Award


Endorphin Elite 2
incrediRun superfoam


Nimbus Puffer
100% recycled waterproof fabric


Rancher Pro
HyperRest® cushioning

Additional Brands:

Chaco | Hush Puppies | stride rite | BATES | HYTEST SAFETY FOOTWEAR | CAT | Harley-Davidson

1. Source: Circana, LLC, Retail Tracking Service, US, Women's Footwear, Hiking/Trekking/Mountaineering Class, Running & Running Specialty, and Work/Occupational/Safety Class, Type: Boots, Dollars Adjusted, Jan – Dec 2024

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+ Investor Presentation | 4Q24 9 Strategic Advantages: Extensive Global Distribution Network U.S. 51% Revenue 46% Pairs Canada 5% Revenue 4% Pairs LATAM 5% Revenue 6% Pairs EMEA 30% Revenue 33% Pairs APAC 9% Revenue 11% Pairs Our brands are marketed in approximately 170 countries and territories around the world via a network of compelling direct-to-consumer experiences, leading retailers, and best-in-class distributor partners BRAND EXPERIENCES Our brands have developed compelling branded store and eCom experiences in both owned and 3P markets with our global partners Saucony Pioneer Store Covent Garden, London (opening Spring ’25) Sweaty Betty Store Cardiff, UK Merrell Flagship Harajuku, Tokyo RETAIL DISTRIBUTION Our brands are strategically distributed across a broad footprint of quality retailers in the U.S. and beyond

+ Investor Presentation | 4Q24 10 Financial Results & Outlook

+ Investor Presentation | 4Q24 4Q24 Financial Results 11 Financial results for 2024, and comparable results from 2023, in each case, for our ongoing business exclude the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and the Sperry business, which was sold in January 2024. Tables have been provided in the back of this release showing the impact of these adjustments on financial results for 2024 and 2023.

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

4Q24 and FY24 Financial Results

Financial results for ongoing business[1] as of December 28, 2024:

	4Q24		FY24	
	RESULTS	GUIDANCE[2]	RESULTS	GUIDANCE[2]
Adjusted Revenue[3]	**$495M** Y/Y: +3.0% // C$[4] +3.3%	**$475 – $490M**	**$1,750M** Y/Y: -12.1% // C$[4] -12.3%	**$1,730 – $1,745M**
Adjusted Gross Margin[3]	**44.0%** Y/Y: +620 bps	**Approximately 44.0%**	**44.6%** Y/Y: +470 bps	**Approximately 44.5%**
Adjusted Operating Margin[3]	**10.2%** Y/Y: +1,310 bps	**Approximately 9.0%**	**7.5%** Y/Y: +360 bps	**Approximately 7.2%**
Adjusted EPS[3]	**$0.42** Y/Y: +261.5% // C$[4] 284.6%	**$0.31 – $0.41**	**$0.91** Y/Y: +506.7% // C$[4] +580.0%	**$0.80 – $0.90**

1. Ongoing business which excludes the impact of the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and Sperry sold in January 2024. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation.
2. Guidance issued as of November 2024, and updated to reflect the licensing model announced on May 1 for our Merrell and Saucony kids business
3. Adjusted Revenue, Adjusted Gross Margin, Adjusted Operating Margin, Adjusted EPS, and constant currency change are non-GAAP measures. For reconciliations to the most comparable GAAP measures, see pages 20 – 25
4. C$ denotes constant currency

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WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q24

Revenue Performance & Outlook by Group

Active Group

FY24 Results:	**$1,246 million (-13.4% Y/Y)**
4Q24 Results:	**$332 million (-2.8% Y/Y)**
FY25 Outlook:	**Grow mid-single-digits Y/Y** ***Grow high-single-digits C$[2] Y/Y***
1Q25 Outlook:	**Grow mid-single-digits Y/Y** ***Grow high-single-digits C$[2] Y/Y***


Percent of Total Group Revenue[1]
MERRELL
saucony
SWEATY BETTY
Chaco

Merrell

FY24 Results:	$598 million (-11.5% Y/Y)
4Q24 Results:	$163 million (+1.0% Y/Y)
FY25 Outlook:	Grow low-single-digits Y/Y *Grow mid-single-digits C$[2] Y/Y*

Saucony

FY24 Results:	$406 million (-18.0% Y/Y)
4Q24 Results:	$100 million (-5.3% Y/Y)
FY25 Outlook:	Grow low double-digits Y/Y *Grow mid-teens C$[2] Y/Y*

Sweaty Betty

FY24 Results:	$199 million (-2.4% Y/Y)
4Q24 Results:	$63 million (-5.9 Y/Y)
FY25 Outlook:	Decline low-single-digits Y/Y *Grow low-single-digits C$[2] Y/Y*

Work Group

FY24 Results:	**$455 million (-5.3% Y/Y)**
4Q24 Results:	**$151 million (+20.6% Y/Y)**
FY25 Outlook:	**Grow low-single-digits Y/Y** ***Grow low-single-digits C$[2] Y/Y***
1Q25 Outlook:	**Decline mid-teens Y/Y** ***Decline low double-digits C$[2] Y/Y***


Percent of Total Group Revenue[1]
WOLVERINE
CAT
Bates
HyTest
Harley-Davidson

Wolverine

FY24 Results:	$193 million (-4.0% Y/Y)
4Q24 Results:	$62 million (+20.5% Y/Y)
FY25 Outlook:	Flat Y/Y *Flat C$[2] Y/Y*

1. Charts reflect 4Q24 revenue
2. C$ denotes constant currency

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WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

4Q24 Performance Table

(in millions)	December 28, 2024	December 30, 2023	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:				
Active Group	$331.7	$341.3	(2.8%)	(3.2%)
Work Group	$151.1	$125.3	20.6%	21.4%
Other	$11.9	$60.1	(80.2%)	(77.4%)
Total Revenue	$494.7	$526.7	(6.1%)	(5.8%)
Ongoing Total Revenue[1]	$494.7	$480.5	3.0%	3.3%
Reported:				
Gross Margin	44.0%	36.6%	740 bps	
Operating Margin	8.0%	(35.5%)	4,350 bps	
Diluted Earnings Per Share	$0.29	($1.15)	125.2%	
Non-GAAP and Ongoing business[1]**:**				
Adjusted Gross Margin	44.0%	37.8%	620 bps	
Adjusted Operating Margin	10.2%	(2.9%)	1,310 bps	
Adjusted Diluted Earnings Per Share	$0.42	($0.26)	261.5%	
Constant Currency Earnings Per Share	$0.48	($0.26)	284.6%	

Inventory: at the end of the quarter was $241 million, down 36% from last year for the ongoing business

Net Debt: at the end of the quarter was $496 million, down $246 million from the prior year. The Company's bank-defined leverage ratio was 2.4x.

1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and Sperry sold in January 2024. The Company has provided a reconciliation of this non-GAAP revenue financial measure to the directly comparable GAAP financial measure on pages 20 – 25

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+ Investor Presentation | 4Q24 December 28, 2024 December 30, 2023 Y/Y Change Constant Currency Change Active Group $1,246.1 $1,439.1 (13.4%) (13.8%) Work Group $455.3 $480.6 (5.3%) (5.1%) Other $53.6 $323.2 (83.4%) (83.0%) Total Revenue $1,755.0 $2,242.9 (21.8%) (21.9%) Ongoing Total Revenue¹ $1,750.4 $1,992.1 (12.1%) (12.3%) Reported: 44.5% 38.9% 560 bps 5.8% (3.0%) 880 bps $0.58 ($0.51) 213.7% 44.6% 39.9% 470 bps 7.5% 3.9% 360 bps $0.91 $0.15 506.7% $1.02 $0.15 580.0% Non-GAAP and Ongoing business¹: Adjusted Gross Margin Adjusted Operating Margin Adjusted Diluted Earnings Per Share Constant Currency Earnings Per Share (in millions) Reported Segment Revenue Results: Gross Margin Operating Margin Diluted Earnings Per Share FY24 Performance Table 15 1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and Sperry sold in January 2024. The Company has provided a reconciliation of this non-GAAP revenue financial measure to the directly comparable GAAP financial measure on pages 20 – 25

+ Investor Presentation | 4Q24 FY25 Guidance for Ongoing1Business 16 Revenue +3.4% vs. FY24 (at mid-point of guidance) $1.795B – $1.825B We expect revenue to be in the range of $1.795 billion to $1.825 billion, an increase of 3.4% at the mid-point. This reflects an estimated $40 million currency headwind to the prior year. On a constant currency basis, we expect revenue growth to be up approximately 5.6% at the mid-point. Adjusted Gross Margin(2) Approximately 45.5% Adjusted gross margin is expected to be approximately 45.5% at the mid-point of the outlook range – an increase of 90 basis points from last year as we continue to benefit from more full price sales and product cost savings. Adjusted Operating Margin(2) Approximately 8.2% Operating margin includes an approximate $8 million or 30 basis point negative impact due to foreign currency headwinds. Adjusted EPS(2) $0.91 in 2024 $1.05 - $1.20 Working capital and cash flow optimization remains a priority in 2025. Operating free cash flow is expected in the range of $70 million to $80 million – with approximately $40 million of capital expenditures. This range reflects higher earnings versus the prior year and incremental investments to fuel brand growth, capabilities, and technology modernization. The outlook for 2025, and comparable results from 2024, in each case, for our ongoing business now also exclude the impact of Sperry, which was sold in January 2024, and reflects the licensing model announced in May 2024 for our Merrell and Saucony kids business: 1. Ongoing business which excludes the impact of Sperry, which was sold in January 2024, and reflects the licensing model announced in May 2024 for our Merrell and Saucony kids business. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation. 2.Adjusted Gross Margin, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures. See Pages 20 - 25 for reconciliations to the most comparable GAAP measure

+ Investor Presentation | 4Q24 Revenue Bridges 17 REVENUE ($M) 1Q Full Year $391 $395 2024 Business Model Changes Foreign Currency Headwinds Organic Growth 2025 Guidance (mid-point) $1,750 $1,810 2024 Business Model Changes Foreign Currency Headwinds 53rd Week Organic Growth 2025 Guidance (mid-point)

+ Investor Presentation | 4Q24 18 Supplemental & Non-GAAP Reconciliation Tables

+ Investor Presentation | 4Q24 Non -GAAP Information 19 Measures referred to in this release as “adjusted” financial results and the financial results of the "ongoing business" are non -GAAP measures .. Adjusted financial results exclude environmental and other related costs net of recoveries, non -cash impairment of long -lived assets, reorganization costs, gain on the sale of businesses, trademarks and long -lived assets, Sperry® store closure costs, costs associated with divestitures and pension costs .. The financial results of the ongoing business exclude financial results from the Keds business, Sperry business and Wolverine Leathers business prior to the respective dates of sale of such businesses .. Revenue adjusted for divestitures and business model changes exclude financial results from the Keds business, Sperry business and Wolverine Leathers business prior to the respective dates of sale of such businesses and are adjusted to include the impact of business model changes in 2023 (the transition of Hush Puppies North America to a licensing model, Hush Puppies IP sale, and conversion of the China joint ventures to the distributor model) and business model changes in 2024 (the transition of Merrell and Saucony Kids to a licensing model) .. The Company also presents constant currency information, which is a non -GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates .. The Company calculates constant currency basis by converting the current -period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results .. The Company believes providing each of these non -GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance .. The Company has provided a reconciliation of each of the above non -GAAP financial measures to the most directly comparable GAAP financial measure .. The Company believes these non -GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business .. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis .. Management does not, nor should investors, consider such non -GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP ..

WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q24

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture [(1)]	As Adjusted
Revenue – Fiscal 2024 Q4	$494.7	$ —	$494.7
Revenue – Fiscal 2023 Q4	$526.7	$46.2	$480.5

(1) Q4 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2024-Q4	Foreign Exchange Impact	Constant Currency Basis 2024-Q4	GAAP Basis 2023-Q4	Reported Change	Constant Currency Change
REVENUE						
Active Group	$331.7	($1.2)	$330.5	$341.3	*(2.8%)*	*(3.2%)*
Work Group	151.1	1.0	152.1	125.3	*20.6%*	*21.4%*
Other	11.9	1.7	13.6	60.1	*(80.2%)*	*(77.4%)*
Total	$494.7	$1.5	$496.2	$526.7	*(6.1%)*	*(5.8%)*

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture [(1)]	As Adjusted
Revenue – Fiscal 2024	$1,755.0	$4.6	$1,750.4
Revenue – Fiscal 2023	$2,242.9	$250.8	$1,992.1

(1) 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. 2023 adjustments reflect results for the Sperry business, Keds business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2024	Foreign Exchange Impact	Constant Currency Basis 2024	GAAP Basis 2023	Reported Change	Constant Currency Change
REVENUE						
Active Group	$1,246.1	($5.1)	$1,241.0	$1,439.1	*(13.4%)*	*(13.8%)*
Work Group	455.3	1.0	456.3	480.6	*(5.3%)*	*(5.1%)*
Other	53.6	1.3	54.9	323.2	*(83.4%)*	*(83.0%)*
Total	$1,755.0	($2.8)	$1,752.2	$2,242.9	*(21.8%)*	*(21.9%)*

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WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN *
(Unaudited)
(In millions)

	GAAP Basis	Divestiture [2]	As Adjusted
Gross Profit - Fiscal 2024 Q4	$217.7	$ —	$217.7
Gross margin	*44.0%*		*44.0%*
Gross Profit - Fiscal 2023 Q4	$193.0	($11.4)	$181.6
Gross margin	*36.6%*		*37.8%*

(2) Q4 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
(Unaudited)
(In millions)

	GAAP Basis	Adjustments [1]	Divestiture [2]	As Adjusted
Operating Profit - Fiscal 2024 Q4	$39.8	$10.9	$ —	$50.7
Operating margin	*8.0%*			*10.2%*
Operating Profit - Fiscal 2023 Q4	($186.9)	$168.8	$4.2	($13.9)
Operating margin	*-35.5%*			*-2.9%*

(1) Q4 2024 adjustments reflect $8.5 million of reorganization costs and $2.5 million of environmental and other related costs net of recoveries. Q4 2023 adjustments reflect $129.4 million for non-cash impairments of long-lived assets, $31.3 million of reorganization costs, $17.6 million of environmental and other related costs net of recoveries, $3.1 million of costs associated with divestitures, partially offset by $12.6 million gain on the sale of businesses, trademarks and long-lived assets.

(2) Q4 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

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WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN *
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted
Gross Profit - Fiscal 2024	$781.5	$—	($0.1)	$781.4
Gross margin	*44.5%*			*44.6%*
Gross Profit - Fiscal 2023	$872.5	$0.4	($78.8)	$794.1
Gross margin	*38.9%*			*39.9%*
Gross Profit - Fiscal 2022	$1,070.4	$1.7	($42.1)	$1,030.0
Gross margin	*39.9%*			*40.7%*

(1) 2023 adjustment reflects $0.4 million of costs associated with divestitures. 2022 adjustment reflects $1.7 million of costs associated with Sweaty Betty® integration.

(2) 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. 2023 adjustments reflect the Sperry business, Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations. 2022 adjustments reflect results for the Keds business, Wolverine Leathers business and Hush Puppies prior to the license model change included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted
Operating Profit (Loss) - Fiscal 2024	$101.0	$19.1	$10.8	$130.9
Operating margin	*5.8%*			*7.5%*
Operating Profit (Loss) - Fiscal 2023	($68.2)	$137.1	$8.9	$77.8
Operating margin	*-3.0%*			*3.9%*

(1) 2024 adjustments reflect $28.6 million of reorganization costs and $9.3 million for non-cash impairments of long-lived assets, partially offset by $8.5 million gain on the sale of businesses, trademarks and long-lived assets and $10.3 million of environmental and other related costs net of recoveries. 2023 adjustments reflect $185.3 million for non-cash impairments of long-lived assets, $47.1 million of reorganization costs, $5.5 million of costs associated with divestitures, partially offset by $90.4 million gain on the sale of businesses, trademarks and long-lived assets and $10.4 million of environmental and other related costs net of recoveries.

(2) 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. 2023 adjustments reflect the Sperry business, Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

22

WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q24

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS*

(Unaudited)

	GAAP Basis	Adjustments [1]	Divestiture [2]	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
EPS - Fiscal 2024 Q4	$0.29	$0.13	$ —	$0.42	$0.06	$0.48
EPS - Fiscal 2023 Q4	($1.15)	$0.85	$0.04	($0.26)		

(1) Q4 2024 adjustments reflect reorganization costs, environmental and other related costs net of recoveries, and pension settlement costs. Q4 2023 adjustments reflect non-cash impairments of long-lived assets, reorganization costs, environmental and other related costs net of recoveries, costs associated with divestitures, partially offset by gain on the sale of businesses, trademarks and long-lived assets and SERP curtailment gain.

(2) Q4 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

	GAAP Basis	Adjustments [1]	Divestiture [2]	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
EPS - Fiscal 2024	$0.58	$0.21	$0.12	$0.91	$0.11	$1.02
EPS - Fiscal 2023	($0.51)	$0.57	$0.09	$0.15		

(1) 2024 adjustments reflect reorganization costs, non-cash impairments of long-lived assets, and pension settlement costs, partially offset by gain on the sale of businesses, trademarks and long-lived assets and environmental and other related costs net of recoveries. 2023 adjustments reflect non-cash impairments of long-lived assets, reorganization costs, costs associated with divestitures, debt modification costs, partially offset by gain on the sale of businesses, trademarks and long-lived assets, environmental and other related costs net of recoveries, and SERP curtailment gain.

(2) 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. 2023 adjustments reflect the Sperry business, Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

2025 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED TO GUIDANCE, REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS GUIDANCE AND SUPPLEMENTAL INFORMATION*

(Unaudited)

(In millions, except earnings per share)

	GAAP Basis	Other Adjustments [1]	As Adjusted
Revenue - Fiscal 2025 Full Year	$1,795 - $1,825		$1,795 - $1,825
Gross Margin - Fiscal 2025 Full Year	45.5%		45.5%
Operating Margin - Fiscal 2025 Full Year	7.7%	0.6%	8.3%
Dilutive EPS - Fiscal 2025 Full Year	$0.95 - $1.10	$0.10	$1.05 - $1.20
Fiscal 2025 Full Year Supplemental information:			
Net Earnings	$81 -$93	$8.0	$89 - $101
Net Earnings used to calculate diluted earnings per share	$78 - $90	$8.0	$86 - $98
Shares used to calculate diluted earnings per share	$81.5		$81.5

[1] 2025 adjustments reflect estimated environmental and other related costs net of recoveries and reorganization costs.

* To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs and gain on the sale of businesses, trademarks and long-lived assets, and pension costs were excluded. The financial results of the ongoing business for 2023 and 2024 exclude financial results from the Sperry business, the Keds business and Wolverine Leathers business. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this presentation, to the most directly comparable GAAP measures are found in the financial tables above.

The Sperry business reflects the revenue and operating profit from sale of Sperry products through the sale of the Sperry business effective January 10, 2024. The amounts also include revenue and operating profit associated with Sperry stores not included in the divestiture which the Company has closed or is in the process of closing, costs associated with Sperry employees not included in the divestiture transaction and costs incurred winding down the Sperry business, including the Sperry business with joint venture partners, that are not covered by the transition service agreement. The Sperry business revenue and operating profit will not reoccur after the Company closes all of the Sperry stores that were not divested and completes the transition of the Sperry business and employees.

23

WOLVERINE WORLDWIDE
+ Investor Presentation | 4Q24

Divestiture and Business Model Changes

Impact on Consolidated Revenue for 2022 and 2023

Consolidated	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	$614.8	$713.6	$691.4	$665.0	$2,684.8
Adjustment for divestitures[1]:					
Leathers	($18.5)	($17.7)	($14.0)	($8.4)	($58.6)
Keds	($20.4)	($24.0)	($21.3)	($17.2)	($82.8)
Sperry	($72.3)	($74.9)	($78.9)	($68.0)	($294.2)
Ongoing business[2]	**$503.7**	**$597.0**	**$577.2**	**$571.4**	**$2,249.3**
Adjustments for 2023 business model changes[3]:	*($6.3)*	*($9.3)*	*($8.9)*	*($14.9)*	*($39.5)*
Adjustments for 2024 business model changes[4]:		*($4.6)*	*($7.5)*	*($8.1)*	*($20.2)*
Ongoing business adjusted for business model changes	*$497.4*	*$583.0*	*$560.8*	*$548.4*	*$2,189.6*
2023 Revenue					
Reported	$599.4	$589.1	$527.7	$526.7	$2,242.9
Adjustment for divestitures[1]:					
Leathers	($12.5)	($10.9)	($8.2)	($5.5)	($37.1)
Keds	($6.5)				($6.5)
Sperry	($62.9)	($57.4)	($46.2)	($40.6)	($207.2)
Ongoing business[2]	**$517.5**	**$520.8**	**$473.3**	**$480.5**	**$1,992.1**
Adjustments for 2023 business model changes[3]:	*($13.0)*	*($13.5)*	*($16.9)*	*($13.9)*	*($57.3)*
Adjustments for 2024 business model changes[4]:		*($6.7)*	*($7.5)*	*($3.3)*	*($17.5)*
Ongoing business adjusted for business model changes	*$504.5*	*$500.6*	*$448.9*	*$463.3*	*$1,917.3*

1. Divestitures: Keds sold in February 2023; Leathers US sold in August 2023; Leathers Non-US sold in December 2023; Sperry sold in January 2024
2. Ongoing Business excludes the impact of Wolverine Leathers, Keds, and Sperry. This represents a non-GAAP measure.
3. 2023 Business Model Changes, provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model, Hush Puppies China IP sale, and China joint ventures converted to distributor model. This represents a non-GAAP measure.
4. 2024 Business Model Changes provided for enhanced comparability, include the impact of Merrell and Saucony Kids transition to licensing model. This represents a non-GAAP measure.

24

WOLVERINE WORLDWIDE

+ Investor Presentation | 4Q24

Divestiture and Business Model Changes

Impact on Brand and Segment Revenue for 2022 and 2023

Active Group	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$346.1**	**$428.3**	**$398.2**	**$397.6**	**$1,570.2**
Adjustments for 2023 business model changes[3]:	*($1.8)*	*($1.7)*	*($0.5)*	*($8.9)*	*($12.8)*
Adjustments for 2024 business model changes[4]:		*($4.6)*	*($7.5)*	*($8.1)*	*($20.2)*
Ongoing business adjusted for business model changes	*$344.3*	*$422.0*	*$390.2*	*$380.7*	*$1,537.2*
2023 Revenue					
Reported	**$385.9**	**$383.3**	**$328.6**	**$341.3**	**$1,439.1**
Adjustments for 2023 business model changes[3]:	*($5.5)*	*($7.1)*	*($8.8)*	*($13.2)*	*($34.5)*
Adjustments for 2024 business model changes[4]:		*($6.7)*	*($7.5)*	*($3.3)*	*($17.5)*
Ongoing business adjusted for business model changes	*$380.4*	*$369.5*	*$312.3*	*$324.9*	*$1,387.1*

Merrell	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$153.3**	**$209.7**	**$207.3**	**$193.9**	**$764.2**
Adjustments for 2023 business model changes[3]:	*($0.2)*	*($0.5)*	*($0.6)*	*($1.7)*	*($3.1)*
Adjustments for 2024 business model changes[4]:		*($3.0)*	*($4.9)*	*($4.3)*	*($12.3)*
Ongoing business adjusted for business model changes	*$153.1*	*$206.2*	*$201.8*	*$187.8*	*$748.9*
2023 Revenue					
Reported	**$180.3**	**$176.7**	**$157.0**	**$161.8**	**$675.8**
Adjustments for 2023 business model changes[3]:	*($0.8)*	*($0.9)*	*($1.0)*	*($1.8)*	*($4.5)*
Adjustments for 2024 business model changes[4]:		*($2.5)*	*($4.2)*	*($2.2)*	*($9.0)*
Ongoing business adjusted for business model changes	*$179.5*	*$173.2*	*$151.8*	*$157.7*	*$662.3*

Saucony	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$109.4**	**$139.4**	**$135.3**	**$121.3**	**$505.3**
Adjustments for 2023 business model changes[3]:	*($1.5)*	*($1.2)*	*$0.1*	*($7.1)*	*($9.8)*
Adjustments for 2024 business model changes[4]:		*($1.6)*	*($2.6)*	*($3.8)*	*($7.9)*
Ongoing business adjusted for business model changes	*$107.9*	*$136.6*	*$132.8*	*$110.4*	*$487.6*
2023 Revenue					
Reported	**$132.6**	**$141.7**	**$116.4**	**$105.1**	**$495.8**
Adjustments for 2023 business model changes[3]:	*($4.7)*	*($6.2)*	*($7.8)*	*($11.3)*	*($30.0)*
Adjustments for 2024 business model changes[4]:		*($4.1)*	*($3.3)*	*($1.1)*	*($8.5)*
Ongoing business adjusted for business model changes	*$127.9*	*$131.4*	*$105.3*	*$92.7*	*$457.2*

Other	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	$22.1	$24.7	$17.7	$12.2	$76.6
Lifestyle Group Revenue moved to Other	$108.1	$121.1	$117.7	$100.7	$447.5
Reported - adjusted for segment change	$130.2	$145.8	$135.4	$112.9	$524.1
Adjustment for divestitures[1]:					
Leathers	($18.5)	($17.7)	($14.0)	($8.4)	($58.6)
Sperry	($72.3)	($74.9)	($78.9)	($68.0)	($294.2)
Keds	($20.4)	($24.0)	($21.3)	($17.2)	($82.8)
Ongoing business[2]	**$19.1**	**$29.2**	**$21.2**	**$19.3**	**$88.7**
Adjustments for 2023 business model changes[5]:	*($4.5)*	*($7.6)*	*($8.4)*	*($6.1)*	*($26.7)*
Ongoing business adjusted for business model changes	*$14.5*	*$21.5*	*$12.8*	*$13.2*	*$62.1*
2023 Revenue					
Reported	$13.7	$13.1	$13.3	$60.1	$100.2
Lifestyle Group Revenue moved to Other	$85.3	$74.9	$62.8		$223.0
Reported - adjusted for segment change	$99.0	$88.0	$76.1	$60.1	$323.2
Adjustment for divestitures[1]:					
Leathers	($12.5)	($10.9)	($8.2)	($5.5)	($37.1)
Sperry	($62.9)	($57.4)	($46.2)	($40.6)	($207.2)
Keds	($6.5)				($6.5)
Ongoing business[2]	**$17.1**	**$19.7**	**$21.7**	**$14.0**	**$72.5**
Adjustments for 2023 business model changes[5]:	*($7.5)*	*($6.4)*	*($8.2)*	*($0.7)*	*($22.8)*
Ongoing business adjusted for business model changes	*$9.6*	*$13.3*	*$13.6*	*$13.3*	*$49.8*

1. Divestitures: Keds sold in February 2023; Leathers US sold in August 2023; Leathers Non-US sold in December 2023; Sperry sold in January 2024
2. Ongoing Business excludes the impact of Wolverine Leathers, Keds, and Sperry. This represents a non-GAAP measure.
3. 2023 Business Model Changes, provided for enhanced comparability, include the impact of China joint ventures converted to distributor model. This represents a non-GAAP measure.
4. 2024 Business Model Changes provided for enhanced comparability, include the impact of Merrell and Saucony Kids transition to licensing model. This represents a non-GAAP measure.
5. 2023 Business Model Changes, provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model and Hush Puppies China IP sale. This represents a non-GAAP measure.

25

+ Investor Presentation | 4Q24 26 investor.relations@wwwinc.com Investor Relations Contact Information

Investor Presentation | Fourth Quarter 2024